EX-99.906CERT

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2024 of RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Company”).

I, Patrick W. Galley, the President and Chief Executive Officer of the Company, certify that:

(i)	the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 7, 2025	/s/ Patrick W. Galley
Patrick W. Galley
President and Chief Executive Officer

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2024 of RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Company”).

I, Jonathan M. Mohrhardt, the Treasurer and Chief Financial Officer of the Company, certify that:

(i)	the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 7, 2025	/s/ Jonathan M. Mohrhardt
Jonathan M. Mohrhardt
Treasurer and Chief Financial Officer

These statements accompany this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.